UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2013

PERRIGO COMPANY

(Exact name of registrant as specified in its charter)

Michigan	001-09689	38-2799573
(State of other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Eastern Avenue, Allegan, Michigan	49010
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (269) 673-8451

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Financing Matters

On November 8, 2013, Perrigo Company Limited (the “Issuer”), issued $500,000,000 aggregate principal amount of its 1.30% Senior Notes due 2016 (the “2016 Notes”), $600,000,000 aggregate principal amount of its 2.30% Senior Notes due 2018 (the “2018 Notes”), $800,000,000 aggregate principal amount of its 4.00% Senior Notes due 2023 (the “2023 Notes”) and $400,000,000 aggregate principal amount of its 5.30% Senior Notes due 2043 (the “2043 Notes” and, together with the 2016 Notes, the 2018 Notes and the 2023 Notes, the “Notes”) pursuant to an indenture, dated as of November 8, 2013, among the Issuer, the guarantors party thereto and Wells Fargo Bank, N.A., as trustee (the “Indenture”), governing the Notes. In connection with the Transactions referred to below in Item 2.01, effective December 18, 2013, Perrigo Company, an indirectly wholly-owned subsidiary of the Issuer, and certain of its subsidiaries executed supplemental indentures and became guarantors of the Notes.

Registration Rights Agreement

On November 8, 2013, the Issuer and the guarantors of the Notes entered into a registration rights agreement with respect to the Notes described above (the “Registration Rights Agreement”). In the Registration Rights Agreement, the Issuer and the guarantors of the Notes have agreed that they will (1) prepare and file with the SEC a registration statement on the appropriate form, and (2) if the Issuer and the guarantors are not permitted to consummate the exchange offer because it is not permitted by applicable law, the Issuer and guarantors will prepare and file with the SEC a shelf registration statement and use their reasonable best efforts to cause the registration statement to be declared effective under the Securities Act of 1933, as amended. In connection with the Transactions referred to below in Item 2.01, effective December 18, 2013, Perrigo Company and certain of its subsidiaries that became guarantors of the Notes, executed joinder agreements and became party to the Registration Rights Agreement with respect to the Notes.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 18, 2013, pursuant to the Transaction Agreement, dated July 28, 2013 (the “Transaction Agreement”), between Perrigo Company (“Perrigo”), Elan Corporation, plc (“Elan”), Leopard Company (“MergerSub”), Habsont Limited and Perrigo Company plc (f/k/a Blisfont Limited) (“New Perrigo”), (a) New Perrigo acquired Elan (the “Acquisition”) pursuant to a scheme of arrangement under Section 201, and a capital reduction under Sections 72 and 74, of the Irish Companies Act of 1963 (the “Scheme”) and (b) MergerSub merged with and into Perrigo, with Perrigo as the surviving corporation in the merger (the “Merger” and, together with the Acquisition, the “Transactions”). Following the consummation of the Transactions, each of Perrigo and Elan became wholly owned subsidiaries of New Perrigo.

Pursuant to the terms of the Transaction Agreement, each Elan ordinary share (“Elan Ordinary Shares”) and each Elan American Depositary Share (“Elan ADSs” and, together with the Elan Ordinary Shares, the “Elan Shares”) was converted into the right to receive $6.25 in cash and 0.07636 of a New Perrigo ordinary share (the “New Perrigo Ordinary Shares”), and each of Perrigo’s common shares (the “Perrigo Common Shares”) was converted into the right to receive $0.01 in cash and one New Perrigo Ordinary Share.

The issuance of New Perrigo Ordinary Shares in connection with the Transactions was registered under the Securities Act of 1933, as amended, pursuant to New Perrigo’s registration statement on Form S-4 (File No. 333-190859) (the “Registration Statement”) filed with the SEC and declared effective on October 9, 2013. The definitive joint proxy statement/prospectus of Perrigo and Elan, dated October 15, 2013, that forms a part of the Registration Statement contains additional information about the Transactions and the other transactions contemplated by the Transaction Agreement, including a description of the treatment of equity awards and information concerning the interests of directors, executive officers and affiliates of Perrigo and Elan in the Transactions.

Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), New Perrigo is the successor issuer to Perrigo and to Elan. New Perrigo’s Ordinary Shares are deemed to be registered under Section 12(b) of the Exchange Act, and New Perrigo is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. New Perrigo’s Ordinary Shares were approved for listing on the New York Stock Exchange (“NYSE”) and the Tel Aviv Stock Exchange (“TASE”) and trade under the symbol “PRGO.”

Prior to the Transactions, Perrigo’s Common Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE and the TASE. The Elan ADSs were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE. The Elan Ordinary Shares were listed on Irish Stock Exchange (the “ISE”). The Perrigo Common Shares were suspended from trading (i) on the NYSE as of close of business (Eastern Standard Time) on December 18, 2013 and (ii) on the TASE as of close of business (local time) on December 19, 2013. The Elan ADS were suspended from trading on the NYSE as of close of business (Eastern Standard Time) on December 18, 2013, and the Elan Ordinary Shares were suspended from trading on the ISE as of close of business (local time) on December 17, 2013. Each of Perrigo and Elan expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the Perrigo Common Shares and the Elan ADSs, respectively.

The foregoing description of the Transaction Agreement and the Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement filed as Exhibit 2.1 to Perrigo’s current report filed on Form 8-K dated as of July 29, 2013, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Transactions, the Perrigo Common Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE and the TASE under the symbol “PRGO.” As a result of the Transactions, each Perrigo Common Share was cancelled and automatically converted into the right to receive $0.01 in cash and one New Perrigo Ordinary Share. Perrigo has requested that the NYSE file a Form 25 to withdraw the Perrigo Common Shares from listing and terminate the registration of the Perrigo Common Shares under Section 12(b) of the Exchange Act. The Perrigo Common Shares were suspended from trading (i) on the NYSE as of close of business (Eastern Standard Time) on December 18, 2013 and (ii) on the TASE as of close of business (local time) on December 19, 2013. Perrigo intends to file a Form 15 with the SEC to terminate the registration of the Perrigo Common Shares under the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

In connection with the Transactions, on December 18, 2013, each Perrigo Common Share was cancelled and automatically converted into the right to receive $0.01 in cash and one New Perrigo Ordinary Share. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 18, 2013, Laurie Brlas, Gary M. Cohen, Jacqualyn A. Fouse, David T. Gibbons, Ran Gottfried, Ellen R. Hoffing, Michael J. Jandernoa, Gary K. Kunkle, Jr., Herman Morris, Jr., Joseph C. Papa and Ben-Zion Zilberfarb notified Perrigo of their decisions to resign from Perrigo’s board of directors, effective immediately. None of these resignations were a result of any disagreement with Perrigo, its management or the board of directors.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 18, 2013, in connection with the consummation of the Transactions, Perrigo amended and restated its Amended and Restated Articles of Incorporation. Effective that same date, Perrigo amended and restated its Restated Bylaws. The Amended and Restated Articles of Incorporation of Perrigo and the Amended and Restated Bylaws of Perrigo are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) List of Exhibits

Exhibit Number	Description

2.1	Transaction Agreement, dated as of July 28, 2013, between Perrigo Company, Elan Corporation plc, Leopard Company, Habsont Limited and Perrigo Company plc (incorporated by reference to Exhibit 2.1 of Perrigo Company’s July 29, 2013 Current Report on Form 8-K).

3.1	Amended and Restated Articles of Incorporation of Perrigo Company

3.2	Amended and Restated Bylaws of Perrigo Company

4.1	Indenture dated as of November 8, 2013, among Perrigo Company plc, the guarantors named therein and Wells Fargo Bank, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Perrigo Company plc’s Current Report on Form 8-K filed on November 12, 2013)

4.2	First Supplemental Indenture, dated December 18, 2013, to the Indenture dated as of November 8, 2013, among Perrigo Company plc, the guarantors named therein and Wells Fargo Bank, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Perrigo Company plc’s Current Report on Form 8-K filed on December 19, 2013)

4.3	Registration Rights Agreement dated as of November 8, 2013, among Perrigo Company plc, the guarantors named therein, Barclays Capital Inc. and HSBC Securities (USA) Inc., acting as representatives of the several initial purchasers named therein (incorporated by reference to Exhibit 4.2 to Perrigo Company plc’s Current Report on Form 8-K filed on November 12, 2013)

10.1	Debt Bridge Credit Agreement, dated as of July 28, 2013, among Perrigo Company Limited, the lenders from time to time party thereto, HSBC Bank USA, N.A., as Syndication Agent, and Barclays Bank plc, as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Perrigo Company on July 29, 2013)

10.2	Cash Bridge Credit Agreement, dated as of July 28, 2013, by and among Perrigo Company Limited, the lenders from time to time party thereto, HSBC Bank USA, N.A., as Syndication Agent, and Barclays Bank plc, as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Perrigo Company on July 29, 2013)

10.3	Term Loan Credit Agreement, dated as of September 6, 2013, by and among Perrigo Company Limited (formerly known as Blisfont Limited), the lenders from time to time party thereto, Barclays Bank PLC, as Administrative Agent, and HSBC Bank USA, N.A., as Syndication Agent (incorporated by reference from Exhibit 10.3 to Perrigo Company Limited’s Registration Statement on Form S-4/A, filed on October 8, 2013)

10.4	Revolving Credit Agreement, dated as of September 6, 2013, by and among Perrigo Company Limited (formerly known as Blisfont Limited), the lenders from time to time party thereto, Barclays Bank PLC, as Administrative Agent, and HSBC Bank USA, N.A., as Syndication Agent (incorporated by reference from Exhibit 10.4 to Perrigo Company Limited’s Registration Statement on Form S-4/A, filed on October 8, 2013)

FORWARD-LOOKING STATEMENTS

This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning Perrigo, New Perrigo, Elan, the acquisition and other transactions contemplated by the Transaction Agreement, acquisition financing, Perrigo’s, New Perrigo’s or Elan’s long-term credit rating and revenues and operating earnings. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to Perrigo, New Perrigo or Elan, based on current beliefs of management as well as assumptions made by, and information currently available to, management. It is important to note that Perrigo’s, New Perrigo’s and Elan’s goals and expectations are not predictions of actual performance. Perrigo’s, New Perrigo’s or Elan’s performance, at times, will differ from its goals and expectations. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of our control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, the inherent uncertainty associated with financial projections; successful integration of the Elan acquisition and the ability to recognize the anticipated synergies and benefits of the Elan acquisition; the difficulty of predicting the timing and outcome of pending or future litigation and government investigations and risks that an adverse outcome in such litigation or investigations could render Perrigo, New Perrigo or Elan liable for substantial damages or penalties; risks that resolution of patent infringement litigation through settlement could result in investigations or actions by private parties or government authorities or agencies; the impact of competitive products and pricing; risks related to fluctuations in foreign currency exchange rates; periodic dependence on a small number of products for a material source of net revenue or income; variability of trade buying patterns; changes in generally accepted accounting principles; risks that the carrying values of assets may be negatively impacted by future events and circumstances; the timing and success of product launches; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance on reasonable terms; market acceptance of and continued demand for Perrigo’s, New Perrigo’s or Elan’s products; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; successful compliance with governmental regulations applicable to Perrigo’s, New Perrigo’s or Elan’s facilities, products and/or businesses; changes in the laws and regulations, including Medicare, Medicaid, and similar laws in foreign countries affecting, among other things, pricing and reimbursement of pharmaceutical products and the settlement of patent litigation. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and such other risks and uncertainties detailed in Perrigo Company’s periodic public filings with the Securities and Exchange Commission, including but not limited to Perrigo Company’s Annual Report on Form 10-K for the year ended June 29, 2013 and Quarterly Report on Form 10-Q for the period ended September 28, 2013, Elan Corporation, plc’s periodic public filings with the Securities and Exchange Commission, including but not limited to Elan Corporation, plc’s Annual Report on Form 20-F for the year ended December 31, 2012, and Perrigo Company plc’s public filings with the Securities and Exchange Commission, including but not limited to Perrigo Company plc’s Registration Statement on Form S-4, as amended, and Quarterly Report on Form 10-Q for the period ended September 28, 2013. Except as expressly required by law, Perrigo disclaims any intent or obligation to update these forward-looking statements.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY
(Registrant)

	By:	/s/ Judy L. Brown
Dated: December 19, 2013		Judy L. Brown
Executive Vice President and Chief Financial Officer
(Principal Accounting and Financial Officer)

Index of Exhibits

Exhibit Number	Description

2.1	Transaction Agreement, dated as of July 28, 2013, between Perrigo Company, Elan Corporation plc, Leopard Company, Habsont Limited and Perrigo Company plc (incorporated by reference to Exhibit 2.1 of Perrigo Company’s July 29, 2013 Current Report on Form 8-K).

3.1	Amended and Restated Articles of Incorporation of Perrigo Company

3.2	Amended and Restated Bylaws of Perrigo Company

4.1	Indenture dated as of November 8, 2013, among Perrigo Company plc, the guarantors named therein and Wells Fargo Bank, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Perrigo Company plc’s Current Report on Form 8-K filed on November 12, 2013)

4.2	First Supplemental Indenture, dated December 18, 2013, to the Indenture dated as of November 8, 2013, among Perrigo Company plc, the guarantors named therein and Wells Fargo Bank, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Perrigo Company plc’s Current Report on Form 8-K filed on December 19, 2013)

4.3	Registration Rights Agreement dated as of November 8, 2013, among Perrigo Company plc, the guarantors named therein, Barclays Capital Inc. and HSBC Securities (USA) Inc., acting as representatives of the several initial purchasers named therein (incorporated by reference to Exhibit 4.2 to Perrigo Company plc’s Current Report on Form 8-K filed on November 12, 2013)

10.1	Debt Bridge Credit Agreement, dated as of July 28, 2013, among Perrigo Company Limited, the lenders from time to time party thereto, HSBC Bank USA, N.A., as Syndication Agent, and Barclays Bank plc, as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Perrigo Company on July 29, 2013)

10.2	Cash Bridge Credit Agreement, dated as of July 28, 2013, by and among Perrigo Company Limited, the lenders from time to time party thereto, HSBC Bank USA, N.A., as Syndication Agent, and Barclays Bank plc, as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Perrigo Company on July 29, 2013)

10.3	Term Loan Credit Agreement, dated as of September 6, 2013, by and among Perrigo Company Limited (formerly known as Blisfont Limited), the lenders from time to time party thereto, Barclays Bank PLC, as Administrative Agent, and HSBC Bank USA, N.A., as Syndication Agent (incorporated by reference from Exhibit 10.3 to Perrigo Company Limited’s Registration Statement on Form S-4/A, filed on October 8, 2013)

10.4	Revolving Credit Agreement, dated as of September 6, 2013, by and among Perrigo Company Limited (formerly known as Blisfont Limited), the lenders from time to time party thereto, Barclays Bank PLC, as Administrative Agent, and HSBC Bank USA, N.A., as Syndication Agent (incorporated by reference from Exhibit 10.4 to Perrigo Company Limited’s Registration Statement on Form S-4/A, filed on October 8, 2013)